Exhibit 10.3

JOINDER TO LETTER AGREEMENT

THIS JOINDER TO LETTER AGREEMENT (this “Joinder”) is made and entered into as of June 2, 2023 by the undersigned parties hereto. Reference is hereby made to that certain Letter Agreement, dated as of November 8, 2021 (as it may be amended from time to time, including by this Joinder, the “Agreement”), by and among Finnovate Acquisition Corp. (the “Company”), Finnovate Sponsor L.P. (the “Sponsor”) and the officers and directors of the Company. Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Agreement.

WITNESSETH THAT:

WHEREAS, as of May 8, 2023, each of Calvin Kung and Wang Chiu Wong (the “Officers”) has been appointed as Chief Executive Officer of the Company and Chairman of the Company’s board, and Chief Financial Officer of the Company and a director of the Company’s board, respectively;

WHEREAS, as of May 8, 2023, each of Chunyi (Charlie) Hao, Tiemei (Sarah) Li, and Sanjay Prasad (the “Independent Directors”) has been designated as a director of the Company’s board, to be effective ten (10) days after the mailing of the Company’s Schedule 14f Information Statement in connection with an anticipated change in majority control of the Company’s Board of Directors other than by a meeting of shareholders respectively; and

WHEREAS, pursuant to the Agreement, the Officers and Independent Directors wish to become parties to the Agreement and bound by the terms thereof in accordance with the terms of the Agreement and this Joinder.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Pursuant to the Agreement, each Officer and Independent Director hereby: (i) acknowledges that such Officer and Independent Director has received and reviewed a complete copy of the Agreement; and (ii) acknowledges and agrees that upon execution and delivery of this Joinder to the Company and the Sponsor, such Officer and Independent Director shall become a party to the Agreement, and will be fully bound by, and subject to, all of the terms and conditions of the Agreement, as amended or modified by this Joinder, as a party thereunder as though an original party thereto for all purposes of the Agreement.

2. Each Officer and Independent Director agrees to execute and deliver such further instruments and documents and do such further acts as the Company or the Sponsor may deem reasonably necessary or proper to carry out more effectively the purposes of the Agreement or this Joinder.

3. THIS JOINDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES. This Joinder and the Agreement, together with the other documents or instruments attached hereto or thereto or referenced herein or therein, constitutes the entire agreement by the Officers and Independent Directors with respect to the subject matter of hereof and thereof, and supersedes all prior agreements and understandings, both oral and written, by the Officers and Independent Dirctors with respect to its subject matter. The terms of this Joinder shall be governed by, enforced, construed and interpreted in a manner consistent with the provisions of the Agreement.

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IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Joinder to be executed and delivered by the undersigned or by its duly authorized officer as of the date first written above.

OFFICERS:

/s/ Calvin Kung
Name:	Calvin Kung
Date:	June 2, 2023

/s/ Wang Chiu Wo
Name:	Wang (Tommy) Chiu Wong
Date:	June 2, 2023

INDEPENDENT DIRECTORS:

/s/ Chunyi Hai
Name:	Chunyi (Charlie) Hao
Date:	June 2, 2023

/s/ Tiemei Li
Name:	Tiemei (Sarah) Li
Date:	June 2, 2023

/s/ Sanjay Prasad
Name:	Sanjay Prasad
Date:	June 2, 2023

Acknowledged and Accepted as of the date first set forth above:

THE COMPANY:

FINNOVATE ACQUISITION CORP.

By:	/s/ Calvin Kung
Name:	Calvin Kung
Title:	Chief Executive Officer

THE SPONSOR:

Sunorange Limited on behalf of Finnovate Sponsor L.P.

By:	/s/ Wang Chiu Wong
Name:	Wang (Tommy) Chiu Wong
Title:	Director